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                                                                    EXHIBIT 10.4

                                LEASE EXTENSION
                                ---------------

     Agreement entered into as of the 29th day of July, 1999 by and between Paul
M. Butman, Jr. and Gregory P. Shlopak (hereinafter "Landlord") and Cyrk, Inc. a with its principal place of business located at 3 Pond Road, Gloucester, Massachusetts (hereinafter "Tenant");

     WHEREAS, the Landlord leased certain premises at Pond Road, Gloucester, known as the "210 Annex" (the "Premises") to the Tenant; and

     WHEREAS, the Tenant wants to lease said Premises for a limited term:

     THEREFORE, it is agreed that:

1. The Term of the Tenant's tenancy between the Landlord and the Tenant is extended by mutual agreement of the parties until 11:59 P.M. on April 30, 2000.

2. All current terms of the tenancy regarding the amount of rent, insurance, taxes and utilities shall remain in effect for the extended term.

     Executed this 29th day of July, 1999.


LANDLORD                                    CYRK, Inc.

By: /s/ Paul M. Butman, Jr.                 By: Dominic F. Mammola
   --------------------------------            ---------------------------------
   Paul M. Butman, Jr., Trustee                 Dominic F. Mammola
                                                Executive Vice President & CFO

By: /s/ Gregory P. Shlopak
   ---------------------------------
   Gregory P. Shlopak, Trustee